Filed pursuant to Rule 497(e);

File Nos. 002-84012 and 811-03752

THE MANAGERS FUNDS

MANAGERS GLOBAL INCOME OPPORTUNITY FUND

Supplement dated October 18, 2013 to the Prospectus dated April 1, 2013, as supplemented July 1, 2013

The following information supplements and supersedes any information to the contrary relating to Managers Global Income Opportunity Fund (the “Fund”), a series of Managers Trust I (the “Trust”), contained in the Fund’s prospectus dated April 1, 2013, as supplemented July 1, 2013 (the “Prospectus”).

Effective October 21, 2013, the section titled “Your Account” on page 20 of the Prospectus is hereby amended by adding the following new paragraph after the first paragraph:

Current net asset values per share for each Fund are available on the Funds’ website at www.managersinvest.com.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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